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                             EXCELSIOR FUNDS, INC.
                                (the "Company")

                              Latin America Fund

                       Supplement dated October 25, 2002
                      to Prospectus dated August 1, 2002

   Upon the recommendation of the Company's investment advisers, United States Trust Company of New York and U.S. Trust Company, the Board of Directors of the Company has determined that it is in the best interests of the Latin America Fund and its shareholders to merge the Fund into the Company's Emerging Markets Fund. This determination was based on several factors, including, but not limited to: the investment objectives and strategies of the Latin America Fund were generally similar to those of the Emerging Markets Fund; the greater aggregate assets upon consummation of the proposed reorganization of the Latin America Fund into the Emerging Markets Fund would allow the Emerging Markets Fund to take advantage of the possible benefits of a larger asset base, including economies of scale and spreading costs across a larger asset base; the relative performance of the Funds; the proposed reorganization would be tax-free for shareholders of the Latin America Fund who choose to remain shareholders of the Emerging Markets Fund; and the interests of the Funds' shareholders would not be diluted as a result of the proposed reorganization. The Board also recognized that it was unlikely that sales of the Latin America Fund's shares could be increased to raise assets to a more economically viable level.

   It is anticipated that the proposed reorganization will be submitted to a vote of the shareholders of the Latin America Fund early in 2003. If the reorganization is approved by shareholders, and certain other conditions are satisfied, the assets and liabilities of the Latin America Fund will be transferred to the Emerging Markets Fund, and the shareholders of the Latin America Fund will become shareholders of the Emerging Markets Fund. A combined proxy statement/prospectus will be mailed to the Latin America Fund's shareholders in advance of the meeting. If the reorganization is approved by shareholders, it is expected that the reorganization will occur by the end of the first quarter of 2003.

   If the proposed reorganization is approved by the Latin America Fund's shareholders, the Company's Board of Directors will suspend the sale of Latin America Fund shares following the shareholder vote but before the closing of the proposed reorganization, which such closing will occur shortly after the vote.